EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Magnetek, Inc. (the “Company”) on Form 10-Q for the period ending April 1, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, David P. Reiland, President and Chief Executive Officer of the Company, and Marty J. Schwenner, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 and Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David P. Reiland
David P. Reiland
President and Chief Executive Officer

/s/ Marty J. Schwenner
Marty J. Schwenner
Vice-President and Chief Financial Officer

Dated: May 11, 2007